UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 20, 2006

TRONOX INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

1-32669
(Securities Exchange Act of 1934
File Number)

Delaware	2810	20-2868245
(State or Other Jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer
Incorporation or Organization)	Classification Code Number)	Identification Number)

123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma 73102
(405) 775-5000
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of Registrant’s Principal Executive Offices)

Roger G. Addison, Esq.
Vice President, General Counsel and Secretary
Tronox Incorporated
123 Robert S. Kerr Avenue
Oklahoma City, Oklahoma 73102
(405) 775-5000
(Name, Address, Including Zip Code, and Telephone Number,
Including Area Code, of Agent For Service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 7.01 Regulation FD Disclosure.

                On April 20, 2006, Tronox Incorporated issued a press release announcing that it will hold a conference call on May 3, 2006 at 11 a.m. EST to discuss its first-quarter 2006 financial and operating results and expectations for the future. Interested parties may listen to the call via Tronox’s website at www.tronox.com or by calling 1-866-356-3093 in the United States, or 1-617-597-5381 outside the United States. The code for both dial-in numbers will be #49753865. The press release is attached hereto as an exhibit and is incorporated by reference herein

Item 9.01 Financial Statements and Exhibits.

99.1	Press Release Dated April 20, 2006

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX INCORPORATED

	By:	/ s / Roger G. Addison
Roger G. Addison
Vice President, General Counsel and Secretary

Dated: April 20, 2006

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